SHANGHAI CENTURY ACQUISITION CORPORATION

Proposed Business Combination

with

SICHUAN KELUN PHARMACEUTICAL CO., LTD

June 2007

NY860576.1

This presentation may contain statements of a forward-looking nature. These statements are made under the "safe harbor" provisions of the U.S. Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by terminology such as "will," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates" and similar statements. The accuracy of these statements may be impacted by a number of business risks and uncertainties that could cause actual results to differ materially from those projected or anticipated, including risks related to: the risk that the proposed acquisition may not be completed because Shanghai Century is unable to obtain approval from its shareholders or from the PRC government or due to other reasons; the risk that Kelun's audited financial results will differ from the unaudited financial information contained in this press release; the risk that the pharmaceutical market in China will not continue to grow or that China Kelun will not be able to maintain a leading position in that market, which could occur if, for example, its new IV infusion solution products do not become as popular as management anticipates; the risk that changes in Chinese government regulation of the pharmaceutical industry may limit future growth of Kelun's revenue or cause revenue to decline; the risk that Kelun may not be able to continuously develop new and creative IV infusion solution and prescription and over-the-counter drug products; competition in Kelun's existing and potential markets; the risk that fluctuations in the value of the Renminbi with respect to other currencies could adversely affect China Kelun's business and financial results; and other risks outlined in Shanghai Century's filings with the Securities and Exchange Commission. Shanghai Century and Kelun do not undertake any obligation to update this forward-looking information, except as required under applicable law.

All historical financial information included in this presentation was prepared by Kelun as a private company based on unaudited management accounts under US GAAP and may be different from Kelun's audited results. Accordingly, such information may be adjusted and presented differently in the preliminary proxy statement and in the definitive proxy statement to be mailed to Shanghai Century's shareholders to approve the Acquisition. In particular, it is anticipated that such proxy statements will contain financial information showing the combined results of Kelun Parent, the Acquired Companies and Shanghai Century which will be prepared on a pro forma basis in accordance with applicable accounting standards and will be different from the combined financial data provided above. In addition, the financial information contained in this Form 8-K is not intended to present the financial statements required under Regulation S-X of the U.S. federal securities laws.

Shanghai Century undertakes no obligation to publicly update or revise any forward-looking statements or other information or data contained in this presentation, whether to reflect any change in its expectations with respect to such statements or any change in events, conditions or circumstances on which any statements is based, or otherwise.

This presentation has been filed with the Securities and Exchange Commission on June 5, 2007 as part of a Current Report on Form 8-K of Shanghai Century Acquisition Corporation. Shanghai Century is holding presentations for certain of its security holders, as well as certain other persons, regarding the proposed acquisition of Sichuan Kelun Pharmaceutical Co., Ltd. I-Bankers Securities Incorporated, WR Hambrecht & Co. and Ladenburg Thalmann & Co. Inc., the managing underwriters of the Company's initial public offering (the "IPO") consummated in April 2006 are assisting the Company in its efforts and will receive approximately $3.45 million, the deferred portion of their underwriting discount from the IPO.

Shanghai Century and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of Shanghai Century's stockholders to be held to approve the acquisition. Each of the Shanghai Century's officers and directors are also stockholders of Shanghai Century and have waived their rights to any liquidation distribution the Company makes with respect to shares they acquired before the IPO. Therefore, their securities will be worthless if Shanghai Century does not acquire a target business within two years of the IPO date as required by Shanghai Century's Amended and Restated Articles of Association. Stockholders of Shanghai Century and other interested persons are advised to read Shanghai Century's preliminary proxy statement and definitive proxy statement, when available, in connection with Shanghai Century's solicitation of proxies for the special meeting because these proxy statements will contain important information.

The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the acquisition. Stockholders will also be able to obtain a copy of the definitive proxy statement, without change, by directing a request to:

Shanghai Century Acquisition Corporation
23rd Floor
Shun Ho Tower
24-30 Ice House Street
Central Hong Kong, SAR, China
Attention: Corporate Secretary

The preliminary proxy statement and definitive proxy statement, once available can also be obtained, without change, at the Securities and Exchange Commission's internet site at www.sec.gov.

Contents

Sichuan Kelun Pharmaceutical Co., Ltd

Position (1)	Largest producer of IV solution products in China
Sales Capacity	Over 1 billion units sold in 2006; annual production capacity 1.4 billion bottles/bags with 25 GMP certified lines
Market Share (1)	Sold more than 2x number of units than #2 producer in 2005
Corporate Structure	Kelun parent founded in 1996 in Chengdu, Sichuan Province, now a joint stock company (Kelun JS); 13 operating subsidiaries in 9 provinces, including 9 manufacturing companies, one research and development institute, two 80% owned joint ventures, and one leased operating company (VIE)
Products	More than 90 IV solution products Other Prescription and OTC drugs (non-IV solution products)
No. of Employees	Approximately 6,700
Nation-wide Sales Network	53 exclusive principal regional sales agents with over 2,500 sales people
Famous Brand	2006 awarded the Most Influential IV Solution Product Brand in China by *People Daily's Marketing News* and *Brand Magazine*

(1) Source: Orientbit Technology Ltd.

Sichuan Kelun Pharmaceutical Co., Ltd

Revenue and Net Profit based on unaudited combined management accounts for Kelun JS and Subsidiaries for the year ended December 31, 2006 prepared in accordance with US GAAP	
Revenue RMB 1,380 m	**USD 177 m**
Net profit RMB 113 m	**USD 14.5 m**

2006 currency exchange rates are based on exchange rate $1=RMB7.8087, the closing rate on Dec 29, 2006

II. The Deal Structure

Initial consideration

- 20 m new Shanghai Century shares issued in exchange for all of Kelun's shares valuing Kelun at 10.7 x 2006 trailing P/E (1)

Additional Consideration for Outstanding Net Profit Growth

Year ended 12/31	Net Profit Targets (2)	Additional Shares (m)
2007	RMB 180m (US$ 23.5m)	5
2008	RMB 260m (US$ 34.0m)	2
2009	RMB 370m (US$48.4m)	2

Payable on an all or nothing basis annually

Cash Consideration for Share Price Increase

- US$11.5m consideration if over 70% of SHA warrants are exercised or shares traded above USD 11.50 for 20 of 30 trading days and warrants are redeemed

- **Number of shares and warrants outstanding immediately post transaction:**
  - 37.5 m shares (includes 20 m new shares to KL Shareholders, excluding shares tied to performance targets)
  - 14.375 m warrants outstanding
- **Lock-up: All new shares issued will be subject to a 24-month lockup from respective dates of issuance**
- **Renegotiation: If the 2006 Net Profit based on the US GAAP audited financials is 10% (or more than 10%) less than RMB 113 m (USD 14.5m), Shanghai Century has the right to renegotiate the initial share consideration to be delivered.**

(1) Based on an ordinary share price of Shanghai Century of $7.74, the average closing price of Shanghai Century ordinary shares for a period of 30 consecutive trading days ending on May 25, 2007

(2) Exchange rates of 2007, 2008, and 2009 are based on the closing rate as of 6/1/2007

III. Compelling Business Combination

A. Merger Valuation

	2006[1] (un-audited)	2007[1]	2008[1]	2009[1]
Net Profit (RMB m)	**113**	**180**	**260**	**370**
Growth Rate		*59%*	*44%*	*42%*
Exchange rate [2]	*7.8087*	*7.6477*	*7.6477*	*7.6477*
Net Profit *($ m)*	14.5	23.5	34.0	48.4
SHARE PAYMENT (m)				
Initial Shares Payment		**20**		
Incentive shares issued to KL			**5**	**2**
Shares issued to KL in total	20	**20**	**25**	**27**
Ownership of KL Owners		*53.3%*	*58.8%*	*60.7%*
Target equity value ($ m)		155 [3]		
P/E (Merger Valuation)	10.7x	6.6x		

(1) 2006 number is on unaudited combined basis after eliminating inter-company transactions based on US GAAP and adjusting for the 20% minority interest in two subsidiaries. Future numbers are based on profit targets, not company guidance, excluding certain accounting items described in the share purchase agreement.

(2) Currency exchange rate of 2006 is based on the closing rate of on December 29, 2006, the last trading day in 2006. Exchange rates of 2007, 2008 and 2009 are based on closing rate as of 6/1/2007.

(3) Based on an ordinary share price of Shanghai Century of $7.74, the average closing price of Shanghai Century ordinary shares for a period of 30 consecutive trading days ending on May 25, 2007

III. Compelling Business Combination

B. Post-Merger Valuation

	2006[1] (un-audited)	2007[1]	2008[1]	2009[1]
Post-Merger *(Basic)*				
Total # Shares o/s (in m)	37.5	37.5	42.5	44.5
EPS ($) *(on year-end shares o/s)*	0.39	0.63	0.80	1.09
Growth		*63%*	*27%*	*36%*
Stock Price ($) *(as of 5/31/2007)*	7.90	7.90	7.90	7.90
P/E *(on year-end shares o/s)*	20.5x	12.6x	9.9x	7.3x
Post-Merger ***(Fully-diluted with warrants)***				
Total # Shares o/s (in m)[2]		51.875	56.875	58.875
EPS ($) *(on year-end shares o/s)*		0.45	0.60	0.82
P/E *(on year-end shares o/s)*		17.4x	13.2x	9.6x
Post-Merger ***(Treasury Method, assumed buyback at $12/share)***				
Cash Payment to KL ($m)		11.5		
# Shares reduction (in m)		6.229		
Total # Shares o/s		45.646	50.646	52.646
EPS ($) *(on year-end shares o/s)*		0.52	0.67	0.92
P/E *(on year-end shares o/s)*		15.3x	11.8x	8.6x

1. 2006 number is on unaudited combined basis after eliminating inter-company transactions based on US GAAP and adjusting for the 20% minority interest in two subsidiaries. Future numbers are based on profit targets, not company guidance, excluding certain accounting items described in the share purchase agreement.
2. Do not include stock options issued to purchase 350,000 shares or the underwriters purchase option to purchase 1,000,000 units.

IV. Company and Industry Overview

A. Competitive Advantages



High Quality Products
Effective Cost Control
Comprehensive Product Portfolio
National Distribution Network
Commitment to R&D
Kelun Pharma
Proven Consolidator& Integrator

IV. Company and Industry Overview

A. Proven Consolidator and Integrator

- **Rapid and cost effective development of leading national producer**
- **Local production and distribution ensure strong customer relationship and efficiency**

Establishment of Kelun and its subsidiaries:



May 96
Kelun Pharma founded
May 00
Xinyuan
Oct 01
Heilongjiang
Jan 02
Pearl Pharma
Jan 02
Xindu Package
Dec 03
Hu'nan
Mar 04
Zhongnan Kelun
Jul 04
Jilin
(Leased)
Jul 05
Jiangxi
Sep 05
Heilongjiang
Package
Apr 06
Shandong
May 06
Tuopeng
Aug 06
Kunming Nanjiang
1996
97
98
99
00
01
02
03
04
05
06
2007
Products:
IV Solutions
Active Pharmaceutical Ingredients and package for IV solutions
Other drugs

IV. Company and Industry Overview

A. Exclusive Nation-Wide Sales Network

- Comprehensive national coverage
- 53 exclusive principal regional sales agents with over 2,500 sales persons
- 120 Kelun after-sales staff located in principal regional sales agents' offices; responsible for statistics, inventory and relationship management
- Extensive outreach to hospitals, clinics, medical institutes and pharmacies
- Significant potential to enhance presence in North, Central and East China

IV. Company and Industry Overview

A. Commitment to R & D

- In-house R&D institute with over 50 research professionals
- Cooperation with over 20 leading research institutes such as the College of Pharmacy of Sichuan University
- Innovation in both packaging technology and new drug development
- More than 60 new products in its development pipeline pending SFDA approval process

IV. Company and Industry Overview

A. The Company – Growth Strategy

A. Develop Soft Packaging--grow margins

- Migrate glass bottle customers
- Expand soft packaging production capacity
- Broaden distribution network

B. Diversify Portfolio/Product Mix--widen revenue footprint

- Expand development pipeline
- Expand dosage forms
- Develop OTC offerings

C. Continue consolidation—expand & enhance coverage

- Acquire operations in strategically important provinces

D. Expand International Sales

- ASIA
- USA

IV. Company and Industry Overview

B. Key Growth Drivers

Social trends driving demands

- Economic Development / Urbanization
- Ageing Population
- Increasing Health Consciousness


Strong China
Pharma Market

Govt. healthcare reform boosting pharma spending

- Increased Government Funding of Urban & Rural Healthcare Programs
- Greater Basic Medical Insurance Coverage

IV. Company and Industry Overview

B. Accelerating Healthcare & Pharma Industry Spending

New government spending and rising consumption are major drivers in China

China Healthcare Spending (1)


120
100
80
60
40
20
-
US$ Billion
858687888990919293949596979899000102030405

Pharma Industry Revenue (2)


60
50
40
30
20
10
0
US$ Billion
1999 2000 2001 2002 2003 2004 2005 2006

(1) Source: *China Healthcare Statistics 2004 & 2005*, OECD Health Division, Ministry of Health 2005, http://www.moh.gov.cn

(2) Source: China Economic Information Network, www.cei.gov.cn

IV. Company and Industry Overview

B. International Comparison of Spending/GDP

China current spending 1/3 of US and 1/2 of European levels



Healthcare Industry Spending as a percentage of GDP
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
15.30%
USA
5.55%
China
USA
France
Japan
Germany
China

Source : OECD, Ministry of Health of PRC

IV. Company and Industry Overview

B. Industry--Kelun – Social trends driving demands

Urbanization

- Urban healthcare spending per person is 4 times of rural

Health Consciousness

- Leading to increasing healthcare spending by individuals

Ageing Population

- Healthcare spending for elderly is 6-7 times of other groups

Urban residents & Urbanization ratio (1)



600
500
400
300
200
100
0
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
1953
1964
1982
1990
2000
2004

Urban and rural spending per capita (1)



Urban
Rural
180
160
140
120
100
80
60
40
20
0
1990
1992
1994
1996
1998
2000
2002
2004

% of population 65+ (2)(3)



30%
25%
20%
15%
10%
5%
0%
Yr 2006
7.93%
7% - Aging Society Borderline
1964
1995
1998
2001
2004
2007
2010
2013
2016
2019
2030
2045

Sources:
(1) Ministry of Health of PRC
(2) National Bureau of Statistics of China, China National Committee on Ageing
(3) Forecast Data: China National Committee on Ageing, http://www.cnca.org.cn

IV. Company and Industry Overview

B. Industry-- China Key Healthcare Reform Policies

New Rural Cooperative Medical System (NRCMS)	Community Health Service for urban area	Increase coverage of Basic Medical Insurance Program
• Started in 2003 • 2006, 51% counties, cities/districts covered and 410m population joined • 2007, target coverage is 80% of rural population • By 2010, target coverage is the entire rural population	• Started in 1997 • By Nov. 2006, 81% of cities in China started this program. Total number of Community Healthcare Centers or Sub-centers is 23,036, up 47.9% compared with 2005 • MOH aims to expand to all cities by 2010 with 95% population coverage and 10-15 minutes proximity	• Started in 1998 • Employers required to enroll employees • Insurance premiums shared by employers and employees • Drug coverage limited to those included in insurance catalog • 157 million enrolled by 2006 • All urban population would be covered by 2010, as set forth by the State Development & Reform Commission in the 11th Five-Year Plan

Sources:

Ministry of Health of PRC, http://www.moh.gov.cn

Ministry of Labour and Social Security of PRC, http://www.molss.gov.cn